Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE THREE MONTHS ENDED AUGUST 2, 2015, AND AUGUST 3, 2014
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts				Percent of Sales
	August 2,	August 3,	% Over		August 2,	August 3,
	2015	2014	(Under)		2015	2014

Net sales	$80,185	76,060	5.4%		100.0%	100.0%
Cost of sales	63,983	63,345	1.0%		79.8%	83.3%
Gross profit	16,202	12,715	27.4%		20.2%	16.7%

Selling, general and
administrative expenses	8,741	7,419	17.8%		10.9%	9.8%
Income from operations	7,461	5,296	40.9%		9.3%	7.0%

Interest expense	24	68	(64.7	) %	0.0%	0.1%
Interest income	(66)	(142)	(53.5	) %	(0.1)%	(0.2	) %
Other expense (income)	95	(89)	N.M.		0.1%	(0.1	) %
Income before income taxes	7,408	5,459	35.7%		9.2%	7.2%

Income taxes*	2,707	2,115	28.0%		36.5%	38.7%
Net income	$4,701	3,344	40.6%		5.9%	4.4%

Net income per share-basic	$0.38	$0.27	40.7%
Net income per share-diluted	$0.38	$0.27	40.7%
Average shares outstanding-basic	12,277	12,212	0.5%
Average shares outstanding-diluted	12,456	12,404	0.4%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	August 2,	August 3,	% Over	August 2,	August 3,
	2015	2014	(Under)	2015	2014

Income before income taxes (see above)	$7,408	5,459	35.7%	9.2%	7.2%

Adjusted Income taxes (2)*	1,163	912	27.5%	15.7%	16.7%
Adjusted net income	6,245	4,547	37.3%	7.8%	6.0%

Adjusted net income per share-basic	$0.51	$0.37	37.8%
Adjusted net income per share-diluted	$0.50	$0.37	35.1%
Average shares outstanding-basic	12,277	12,212	0.5%
Average shares outstanding-diluted	12,456	12,404	0.4%

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $32.2 million in net operating loss carryforwards as of May 3, 2015. Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 8 of 8.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 8 of 8.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
AUGUST 2, 2015, AUGUST 3, 2014, AND MAY 3, 2015
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	August 2,	August 3,	(Decrease)			* May 3,
	2015	2014	Dollars	Percent		2015

Current assets
Cash and cash equivalents	$25,933	24,665	1,268	5.1%		29,725
Short-term investments	6,336	6,311	25	0.4%		10,004
Accounts receivable	25,707	24,239	1,468	6.1%		28,749
Inventories	46,544	41,688	4,856	11.6%		42,484
Deferred income taxes	6,986	6,203	783	12.6%		4,790
Income taxes receivable	142	136	6	4.4%		229
Other current assets	3,502	2,308	1,194	51.7%		2,440
Total current assets	115,150	105,550	9,600	9.1%		118,421

Property, plant & equipment, net	37,480	31,891	5,589	17.5%		36,078
Goodwill	11,462	11,462	-	0.0%		11,462
Deferred income taxes	412	973	(561)	(57.7	) %	447
Long-term Investments	2,893	1,749	1,144	65.4%		2,415
Other assets	2,475	2,587	(112)	(4.3	) %	2,545

Total assets	$169,872	154,212	15,660	10.2%		171,368

Current liabilities
Current maturities of long-term debt	$2,200	2,200	-	0.0%		2,200
Accounts payable - trade	28,233	24,458	3,775	15.4%		28,414
Accounts payable - capital expenditures	613	204	409	200.5%		990
Accrued expenses	7,731	6,365	1,366	21.5%		11,129
Income taxes payable - current	392	387	5	1.3%		325
Total current liabilities	39,169	33,614	5,555	16.5%		43,058

Income taxes payable - long-term	3,634	4,037	(403)	(10.0	) %	3,792
Deferred income taxes	4,064	1,013	3,051	301.2%		1,050
Line of credit	-	569	(569)	(100.0	) %	-
Deferred compensation	4,280	3,632	648	17.8%		4,041
Long-term debt , less current maturities	-	2,200	(2,200)	(100.0	) %	-

Total liabilities	51,147	45,065	6,082	13.5%		51,941

Shareholders' equity	118,725	109,147	9,578	8.8%		119,427

Total liabilities and
shareholders' equity	$169,872	154,212	15,660	10.2%		171,368

Shares outstanding	12,339	12,217	122	1.0%		12,219

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED AUGUST 2, 2015 AND AUGUST 3, 2014
Unaudited
(Amounts in Thousands)

	THREE MONTHS ENDED

	Amounts
	August 2,	August 3,
	2015	2014

Cash flows from operating activities:
Net income	$4,701	3,344
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	1,555	1,399
Amortization of other assets	47	47
Stock-based compensation	265	46
Deferred income taxes	1,641	1,193
Gain on sale of equipment	(46)	(45)
Excess tax benefits related to stock-based compensation	(788)	(99)
Foreign currency exchange gains	(57)	(201)
Changes in assets and liabilities:
Accounts receivable	2,774	3,168
Inventories	(4,068)	(1,021)
Other current assets	(1,149)	40
Other assets	23	283
Accounts payable	(132)	(2,224)
Accrued expenses and deferrred compensation	(3,870)	(1,855)
Income taxes	159	(24)
Net cash provided by operating activities	1,055	4,051

Cash flows from investing activities:
Capital expenditures	(3,336)	(2,333)
Proceeds from the sale of equipment	104	391
Proceeds from the sale of short-term investments	3,612	-
Purchase of short-term investments	(33)	(27)
Purchase of long-term investments	(478)	(984)
Net cash used in investing activities	(131)	(2,953)

Cash flows from financing activities:
Excess tax benefits related to stock-based compensation	788	99
Repurchase of common stock	-	(556)
Dividends paid	(5,676)	(5,502)
Proceeds from common stock issued	56	-
Net cash used in financing activities	(4,832)	(5,959)

Effect of exchange rate changes on cash and cash equivalents	116	223

Decrease in cash and cash equivalents	(3,792)	(4,638)

Cash and cash equivalents at beginning of period	29,725	29,303

Cash and cash equivalents at end of period	$25,933	24,665

Free Cash Flow (1)	$(1,751)	1,447

(1) Free Cash Flow reconciliation is as follows:
		FY 2016	FY 2015
A)	Net cash provided by operating activities	$1,055	4,051
B)	Minus: Capital Expenditures	(3,336)	(2,333)
C)	Add: Proceeds from the sale of equipment	104	391
D)	Add: Excess tax benefits related to stock-based compensation	788	99
E)	Minus: Purchase of long-term investments	(478)	(984)
F)	Effects of exchange rate changes on cash and cash equivalents	116	223
		$(1,751)	1,447

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED AUGUST 2, 2015 AND AUGUST 3, 2014
(Unaudited)
(Amounts in thousands)

	THREE MONTHS ENDED

	Amounts				Percent of Total Sales
	August 2,	August 3,	% Over		August 2,		August 3,
Net Sales by Segment	2015	2014	(Under)		2015		2014

Mattress Fabrics	$47,808	42,822	11.6%		59.6%		56.3%
Upholstery Fabrics	32,377	33,238	(2.6	) %	40.4%		43.7%

Net Sales	$80,185	76,060	5.4%		100.0%		100.0%

Gross Profit by Segment					Gross Profit Margin

Mattress Fabrics	$9,925	7,202	37.8%		20.8%		16.8%
Upholstery Fabrics	6,277	5,513	13.9%		19.4%		16.6%
Gross Profit	16,202	12,715	27.4%		20.2%		16.7%

Selling, General and Administrative expenses by Segment					Percent of Sales

Mattress Fabrics	$2,923	2,574	13.6%		6.1%		6.0%
Upholstery Fabrics	3,595	3,452	4.1%		11.1%		10.4%
Unallocated Corporate expenses	2,223	1,393	59.6%		2.8%		1.8%
Selling, General and Administrative Expenses	8,741	7,419	17.8%		10.9%		9.8%

Operating Income (loss) by Segment					Operating Income (Loss) Margin

Mattress Fabrics	$7,003	4,629	51.3%		14.6%		10.8%
Upholstery Fabrics	2,681	2,060	30.1%		8.3%		6.2%
Unallocated corporate expenses	(2,223)	(1,393)	59.6%		(2.8	) %	(1.8	) %
Operating Income	7,461	5,296	40.9%		9.3%		7.0%

Return on Capital (1)

Mattress Fabrics	39.5%	29.5%
Upholstery Fabrics	65.0%	45.2%
Unallocated Corporate	N/A	N/A
Consolidated	34.3%	26.0%

Capital Employed (2)

Mattress Fabrics	71,349	62,936	13.4%
Upholstery Fabrics	18,946	19,052	(0.6	) %
Unallocated Corporate	298	1,160	N/A
Consolidated	90,593	83,148	9.0%

Depreciation expense by Segment

Mattress Fabrics	$1,359	1,219	11.5%
Upholstery Fabrics	196	180	8.9%
Depreciation expense	1,555	1,399	11.2%

Notes:

(1) See pages 6 and 7 of this financial information release for calculations.

(2) The capital employed balances are as of August 2, 2015 and August 3, 2014.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA
FOR THE TWELVE MONTHS ENDED AUGUST 2, 2015 AND AUGUST 3, 2014
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	11/2/2014	2/1/2015	5/3/2015	8/2/2015	8/2/2015

Net income	$3,001	$3,812	$4,913	$4,701	$16,427
Income taxes	1,889	2,110	1,772	2,707	8,478
Interest income, net	(153)	(202)	(128)	(42)	(525)
Depreciation and amortization expense	1,460	1,478	1,576	1,602	6,116
Stock based compensation	245	191	304	265	1,005
Adjusted EBITDA	$6,442	$7,389	$8,437	$9,233	$31,501

	Quarter Ended
					Trailing 12
					Months
	10/27/2013	1/26/2014	4/27/2014	8/3/2014	8/3/2014

Net income	$3,096	$8,381	$2,740	$3,344	$17,561
Income taxes	1,718	(3,807)	1,380	2,115	1,406
Interest income, net	(3)	(57)	(43)	(74)	(177)
Depreciation and amortization expense	1,373	1,370	1,394	1,446	5,583
Stock based compensation	224	175	159	46	604
Adjusted EBITDA	$6,408	$6,062	$5,630	$6,877	$24,977

% Over (Under)	0.5%	21.9%	49.9%	34.3%	26.1%

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE THREE MONTHS ENDED AUGUST 2, 2015
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Three Months	Average	Return on
	Ended	Capital	Avg. Capital
	August 2, 2015 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$7,003	$70,911	39.5%
Upholstery Fabrics	2,681	16,486	65.0%
(less: Unallocated Corporate)	(2,223)	(488)	N/A
Total	$7,461	$86,909	34.3%

Average Capital Employed	As of the three Months Ended August 2, 2015				As of the three Months Ended May 3, 2015
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	91,614	33,795	44,463	169,872	89,066	32,838	49,464	171,368
Total liabilities	(20,265)	(14,849)	(16,033)	(51,147)	(18,594)	(18,812)	(14,535)	(51,941)

Subtotal	$71,349	$18,946	$28,430	$118,725	$70,472	$14,026	$34,929	$119,427
Less:
Cash and cash equivalents	-	-	(25,933)	(25,933)	-	-	(29,725)	(29,725)
Short-term investments	-	-	(6,336)	(6,336)	-	-	(10,004)	(10,004)
Long-term investments	-	-	(2,893)	(2,893)	-	-	(2,415)	(2,415)
Income taxes receivable	-	-	(142)	(142)	-	-	(229)	(229)
Deferred income taxes - current	-	-	(6,986)	(6,986)	-	-	(4,790)	(4,790)
Deferred income taxes - non-current	-	-	(412)	(412)	-	-	(447)	(447)
Current maturities of long-term debt	-	-	2,200	2,200	-	-	2,200	2,200
Income taxes payable - current	-	-	392	392	-	-	325	325
Income taxes payable - long-term	-	-	3,634	3,634	-	-	3,792	3,792
Deferred income taxes - non-current	-	-	4,064	4,064	-	-	1,050	1,050
Deferred compensation	-	-	4,280	4,280	-	-	4,041	4,041

Total Capital Employed	$71,349	$18,946	$298	$90,593	$70,472	$14,026	$(1,273)	$83,225

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$70,911	$16,486	$(488)	$86,909

Notes:

(1)	See reconciliation per page 4 of this financial information release.

(2)
Return on average capital employed represents operating income for the three month period ending August 2, 2015 times four quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term investments, current maturities of long-term debt, current and noncurrent deferred tax assets and liabilities, income taxes receivable and payable, and deferred compensation.

(3)	Average capital employed was computed using the two periods ending August 2, 2015 and May 3, 2015.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE THREE MONTHS ENDED AUGUST 3, 2014
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Three Months	Average	Return on
	Ended	Capital	Avg. Capital
	August 3, 2014 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$4,629	$62,697	29.5%
Upholstery Fabrics	2,060	18,236	45.2%
(less: Unallocated Corporate)	(1,393)	661	N/A
Total	$5,296	$81,593	26.0%

Average Capital Employed	As of the three Months Ended August 3, 2014				As of the three Months Ended April 27, 2014
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	81,400	30,520	42,292	154,212	79,055	34,987	46,893	160,935
Total liabilities	(18,464)	(11,468)	(15,133)	(45,065)	(16,598)	(17,568)	(15,025)	(49,191)

Subtotal	$62,936	$19,052	$27,159	$109,147	$62,457	$17,419	$31,868	$111,744
Less:
Cash and cash equivalents	-	-	(24,665)	(24,665)	-	-	(29,303)	(29,303)
Short-term investments	-	-	(6,311)	(6,311)	-	-	(6,294)	(6,294)
Long-term investments	-	-	(1,749)	(1,749)	-	-	(765)	(765)
Income taxes receivable	-	-	(136)	(136)	-	-	(121)	(121)
Deferred income taxes - current	-	-	(6,203)	(6,203)	-	-	(6,230)	(6,230)
Deferred income taxes - non-current	-	-	(973)	(973)	-	-	(2,040)	(2,040)
Current maturities of long-term debt	-	-	2,200	2,200	-	-	2,200	2,200
Line of credit	-	-	569	569			586	586
Income taxes payable - current	-	-	387	387	-	-	442	442
Income taxes payable - long-term	-	-	4,037	4,037	-	-	3,962	3,962
Deferred income taxes - non-current	-	-	1,013	1,013	-	-	1,013	1,013
Deferred compensation	-	-	3,632	3,632	-	-	2,644	2,644
Long-term debt, less current maturities	-	-	2,200	2,200	-	-	2,200	2,200

Total Capital Employed	$62,936	$19,052	$1,160	$83,148	$62,457	$17,419	$162	$80,038

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$62,697	$18,236	$661	$81,593

Notes:

(1)	See reconciliation per page 4 of this financial information release.

(2)
Return on average capital employed represents operating income for the three month period ending August 3, 2014 times four quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term investments, long-term debt, including current maturities, line of credit, current and noncurrent deferred tax assets and liabilities, income taxes receivable and payable, and deferred compensation.

(3)	Average capital employed was computed using the two periods ending August 3, 2014 and April 27, 2014.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED ADJUSTED EFFECTIVE INCOME TAX RATE, NET INCOME AND EARNINGS PER SHARE
FOR THE THREE MONTHS ENDED AUGUST 2, 2015 AND AUGUST 3, 2014
Unaudited
(Amounts in Thousands)

		THREE MONTHS ENDED

		Amounts
		August 2,	August 3,
		2015	2014

Consolidated Effective GAAP Income Tax Rate	(1)	36.5%	38.7%

Non-Cash U.S. Income Tax Expense		(20.5)%	(21.2)%

Non-Cash Foreign Income Tax Expense		(0.3)%	(0.8)%

Consolidated Adjusted Effective Income Tax Rate	(2)	15.7%	16.7%

	THREE MONTHS ENDED
	As reported		As Adjusted	As reported		As Adjusted
	August 2,		August 2,	August 3,		August 3,
	2015	Adjustments	2015	2014	Adjustments	2014

Income before income taxes	$7,408		$7,408	$5,459		$5,459

Income taxes (3)	2,707	$(1,544)	1,163	2,115	$(1,203)	912
Net income	$4,701	$1,544	$6,245	$3,344	$1,203	$4,547

Net income per share-basic	$0.38	$0.13	$0.51	$0.27	$0.10	$0.37
Net income per share-diluted	$0.38	$0.12	$0.50	$0.27	$0.10	$0.37
Average shares outstanding-basic	12,277	12,277	12,277	12,212	12,212	12,212
Average shares outstanding-diluted	12,456	12,456	12,456	12,404	12,404	12,404

(1)	Calculated by dividing consolidated income tax expense by consolidated income before income taxes.

(2)	Represents estimated cash income tax expense for our subsidiaries located in Canada and China divided by consolidated income before income taxes.

(3)	Adjusted income taxes calculated using the Consolidated Adjusted Effective Income Tax Rate as reflected above.